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                                                                      EXHIBIT 21

                  SUBSIDIARIES OF MIRAGE RESORTS, INCORPORATED

GOLDEN NUGGET, INC.
a New Jersey corporation
AC HOLDING CORP.
a Nevada corporation
AC HOLDING CORP. II
a Nevada corporation
ATLANDIA DESIGN AND FURNISHINGS, INC.
a New Jersey corporation
THE MIRAGE CASINO-HOTEL
a Nevada corporation
dba The Mirage
GNS FINANCE CORP.
a Nevada corporation
CAL INVESTMENTS, INC.
a Nevada corporation
GNLV, CORP.
a Nevada corporation
dba Golden Nugget
GNLV FINANCE CORP.
a Nevada corporation
THE MIRAGE-GOLDEN NUGGET LATIN AMERICA, LTD.
a Nevada corporation
GNRM, CORP.
a Nevada corporation
GOLDEN NUGGET (ASIA) LTD.
a Nevada corporation
THE MIRAGE-GOLDEN NUGGET HONG KONG, LTD.
a Nevada corporation
GOLDEN NUGGET AVIATION CORP.
a Nevada corporation
GOLDEN NUGGET MANUFACTURING CORP.*
a Nevada corporation
GNL, CORP.
a Nevada corporation
dba Golden Nugget-Laughlin
MIRAGE HAWAII MARKETING CORP.
a Nevada corporation
MIRAGE INDONESIA MARKETING CORP., LTD.
a Nevada corporation
TREASURE ISLAND CORP.**
a Nevada corporation
dba Treasure Island at The Mirage
SHADOW CREEK
a Nevada corporation
SNAK, CORP.
a Nevada corporation
GOLDEN NUGGET MARKETING CORP.
a Mississippi corporation
GOLDEN NUGGET MARKETING CORP.
a Georgia corporation
MIRAGE NORTHWEST, INC.
a Nevada corporation
GNLV MARKETING CORP. -- CANADA
a Nevada corporation
M.I.R. TRAVEL
a Nevada corporation
THE MIRAGE-GOLDEN NUGGET SINGAPORE, LTD.
a Nevada corporation
GOLDEN NUGGET MARKETING CORP.
a California corporation
GOLDEN NUGGET MARKETING CORP.
a Louisiana corporation
GN MARKETING CORP.
a New York corporation
GOLDEN NUGGET MARKETING CORP.
a Pennsylvania corporation
GOLDEN NUGGET MARKETING CORP.
a Texas corporation
GOLDEN NUGGET MARKETING CORP. -- ILLINOIS a Nevada corporation
TYOH ADVERTISING, INC.
a Nevada corporation
MH, INC.**
a Nevada corporation
dba Shadow Creek
SEE SAW SIGN CORP. ***
a Nevada corporation
MIRAGE SPORTS
a Nevada corporation
THE MIRAGE-GOLDEN NUGGET TAIWAN, LTD.
a Nevada corporation
GOLDEN NUGGET FINANCE CORP.
a Nevada corporation
MIRAGE MIDWEST, INC.
a Nevada corporation
TREASURE ISLAND FINANCE CORP.****
a Nevada corporation
MIRAGE RIVERBOATS OF ILLINOIS, INC.
an Illinois corporation
MCH HOLDING CORP. **
a Nevada corporation
GNLV HOLDING CORP.*
a Nevada corporation
BEAU RIVAGE
a Nevada corporation
dba The Mirage Golf Club
MIRAGE LAUNDRY SERVICES CORP.
a Nevada corporation
MIRAGE CONNECTICUT, INC.
a Connecticut corporation
MIRAGE ARGENTINA, INC.
a Nevada corporation
TREASURE ISLAND PRODUCTIONS, INC.*****
a Nevada corporation
GOLDEN NUGGET EXPERIENCE CORP.*
a Nevada corporation
EGARIM, INC.
an Alabama corporation
MIRAGE RIVERBOATS OF INDIANA, INC.
an Indiana corporation
MIRAGE BUENOS AIRES, INC.
a Nevada corporation
GOLDEN NUGGET LAWRENCEBURG, INC.
an Indiana corporation
THREE RIVERS PLANNING CORP.
a Pennsylvania corporation
SHCR CORP.
a Texas corporation
1086868 ONTARIO LIMITED
an Ontario corporation
MRGS CORP.******
a Nevada corporation
MIRAGE BRIDGEPORT, INC.
a Connecticut corporation
MIRAGE FLORIDA, INC.
a Florida corporation

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*      100% of the voting securities are owned by GNLV, CORP.
**     100% of the voting securities are owned by THE MIRAGE CASINO-HOTEL.
***    100% of the voting securities are owned by TYOH ADVERTISING, INC.
****   100% of the voting securities are owned by GNS FINANCE CORP.
***** 100% of the voting securities are owned by Treasure Island Corp. ****** 100% of the voting securities are owned by Beau Rivage.